Exhibit 10.2

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FIRST AMENDMENT TO NON-INJECTABLE

DEXMEDETOMIDINE LICENSE AGREEMENT OF AUGUST 22, 2008

This amendment agreement (hereinafter referred to as the “Amendment”) is made and executed as of this 17th day of January, 2009 by and between:

Recro Pharma, Inc., a Pennsylvania corporation (“Licensee” or “Recro”); and

Orion Corporation, a company incorporated under the laws of Finland (“Orion”).

Recro and Orion may each be referred to in this Amendment individually as a “Party” and collectively as the “Parties”.

Unless otherwise agreed herein or evident from the applicable context, all capitalized terms used herein shall be given the same meaning and interpretation as given to them in the Agreement.

BACKGROUND

A.	The Parties have on August 22, 2008 entered into an agreement titled Non-injectable Dexmedetomidine License Agreement (the “Agreement”), whereunder the Parties have agreed, inter alia, upon arrangements pertaining to the continued development and commercialization of the Dexmedetomidine Product.

B.	In accordance with Section 2.4 of the Agreement, the Parties have met and discussed about an agreement for the Development and Commercialization of Recro Products for Japan.

C.	As an outcome of the discussions referred to above, the Parties are now willing to amend the Agreement in order to cover the Development and Commercialization of Recro Products for Japan in a manner set forth and agreed upon by and between the Parties herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. AMENDMENTS TO THE AGREEMENT

The Parties hereby agree on the following amendments to the Agreement:

1.1	Section 1.42. of the Agreement is amended to read in its entirety as follows:

“Recro Territory” means the United States, Canada, Japan and all other countries and territories worldwide, and their respective territories, commonwealths and possessions, other than the countries of the Orion Territory.

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1.2	When calculating the Commercialization Milestone Payments in accordance with Section 3.3 of the Agreement, the Net Sales of Recro Products in Japan shall not be taken into account. Instead, the following provisions shall apply to the Commercialization of Recro Products for Japan:

Licensee shall pay to Orion non-refundable milestone payments specified below no later than forty-five days (45) after the following events have occurred (it being understood that for the purpose of the table below, “annual” Net Sales shall refer to Net Sales in Japan during a calendar year). Licensee will only pay each of the commercialization milestones listed below once.

Milestone Event	Milestone Payment
Upon the signing of this Amendment	[* * *]
Upon the filing of the first NDA in Japan	[* * *]
Upon the approval of the first NDA in Japan	[* * *]
Upon aggregate annual Net Sales of Recro Products in Japan totaling [* * *]	[* * *]
Upon aggregate annual Net Sales of Recro Products in Japan totaling [* * *]	[* * *]
Upon aggregate annual Net Sales of Recro Products in Japan totaling [* * *]	[* * *]

EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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1.3	The table in Section 4.1. of the Agreement (describing and defining Royalty Payments on Net Sales in Recro Territory) shall not be applied with respect to Japan. Instead, the following table is inserted to Section 4.1. to be applied solely to Japan:

	During the Term			After the Term
Aggregate Net Sales of Recro Products in Japan during the relevant calendar year:	(a) A Valid Claim of an Orion Patent Right covers the manufacture, use or sale of the Recro Product in Japan*	(a) No Valid Claim of an Orion Patent Right covers the manufacture, use or sale of the Recro Product Japan; and (b) There is no Generic Competition	All other circumstances (i.e. Generic Competition)	All circumstances except if there is Orion competition**

less than [* * *]	[* * *]	[* * *]	[* * *]	[* * *]

equal to or greater than [* * *]	[* * *]	[* * *]	[* * *]	[* * *]

For the avoidance of doubt it is expressly stated that the remaining part of Section 4.1. (including the references marked with asterisks (*) and (**)) shall apply also to Japan.

1.4	Section 6.1. (Right to Reference Regulatory Filings) of the Agreement shall not be applicable with respect to Japan. Instead, the following provision shall apply solely with respect to Japan:

Upon Licensee’s written request thereof, Orion or its Affiliates shall, to the extent they are entitled and authorized under applicable agreements with Third Parties, use its reasonable efforts to file with the relevant Japanese Regulatory Authority all of the authorization letters, documents and information required by such Regulatory Authority to enable Licensee, its Affiliates and Sublicensees to reference to all Regulatory Filings related to Dexmedetomidine, Dexmedetomidine Products or Dexmedetomidine API, including without limitation the closed part of the DMF for Dexmedetomidine API, all as strictly necessary for the purpose of the research, Development, manufacturing and/or Commercialization of Recro Products in or for Japan in accordance with the Agreement or for the consummation of the transactions as contemplated by the Agreement.

EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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1.5	Section 8.1.3. of the Agreement will be amended to read in its entirety as follows:

Japan. Licensee shall use commercially reasonable efforts to timely Develop, seek Regulatory Approval for and Commercialize the Recro Products for Japan, all at Licensee’s sole expense, provided it remains part of the Recro Territory. Without limiting the generality of the foregoing, Licensee agrees to perform activities related to the Development and Commercialization as described in Appendix 1 to the Amendment.

2. APPENDIX

2.1	The following Appendix is attached to this Amendment:

Appendix 1: Development and Commercialization Activities for Japan

The Appendix 1 is incorporated by reference into and made a part of this Amendment and, consequently, the Agreement.

3. EFFECTIVE DATE OF THE AMENDMENTS

3.1	The effective date of the amendments set forth herein will be December 17, 2008.

3.2	For the avoidance of doubt it is stated that except for what has been stipulated herein above, all other terms and conditions of the Agreement will remain unchanged.

4. OTHER PROVISIONS

4.1	The term of this Amendment shall be congruent with the term of the Agreement, and, accordingly, this Amendment cannot be terminated independently of the Agreement by either Party.

4.2	Sections 15.14. (Governing Law) and 15.15. (Jurisdiction; Venue, Dispute Resolution) shall apply also to this Amendment.

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IN WITNESS WHEREOF, the Parties, through their authorized representatives, have executed two (2) identical counterparts of this Amendment.

RECRO PHARMA, INC.

By:	/s/ Gerri Henwood
Name:	Gerri Henwood
Title:	CEO

ORION CORPORATION

By:	/s/ Pekka Kanola	By:	/s/ Liisa Hurme
Name:	Pekka Kanola	Name:	Liisa Hurme
Title:	SVP/Sales	Title:	Senior Vice President

EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

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Appendix 1

Development and Commercialization

[* * *]

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This Schedule shall be attached as Appendix 1 to that certain Amendment 1 to the License Agreement between Orion Corporation and Recro Pharma, Inc. dated as of August 22, 2008 and is incorporated by reference into and made a part of such Agreement.

RECRO PHARMA, INC.		ORION CORPORATION

By:	/s/ Gerri Henwood	By:	/s/ Pekka Kanola
Name:	Gerri Henwood	Name:	Pekka Kanola
Title:	CEO	Title:	SVP/Sales

		By:	/s/ Liisa Hurme
		Name:	Liisa Hurme
		Title:	Senior Vice President